SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                        Act of 1934 (Amendment No. ____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              BANDAG, INCORPORATED
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

BANDAG, INCORPORATED                                        [BANDAG LOGO
Bandag Headquarters
2905 North Highway 61
Muscatine, Iowa 52761-5886
April 8, 2003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 13, 2003

To The Shareholders:

     The Annual Meeting of the Shareholders of Bandag, Incorporated, an Iowa corporation, will be held at the Bandag, Incorporated Learning Center, 2000 Bandag Drive, Muscatine, Iowa, on May 13, 2003, commencing at ten o'clock a.m., Central Daylight Time, for the following purposes:

     (1)  To elect three directors for terms of three years.

     (2) To ratify the selection of Ernst & Young LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2003.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 21, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are invited to attend the meeting; however, if you do not expect to attend in person, you are urged to sign, date and return immediately the enclosed Proxy, which is solicited by the Board of Directors. You may revoke your Proxy and vote in person should you attend the meeting.

                                     By Order of the Board of Directors

                                     /s/ Warren W. Heidbreder

                                     WARREN W. HEIDBREDER, Secretary

BANDAG, INCORPORATED                                       [BANDAG LOGO
Bandag Headquarters
2905 North Highway 61
Muscatine, Iowa 52761-5886
April 8, 2003

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bandag, Incorporated (the "Corporation") to be voted at the Annual Meeting of the Shareholders of the Corporation to be held on Tuesday, May 13, 2003, or at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. Any shareholder giving a proxy may revoke it at any time prior to its exercise.

     Shareholders of record at the close of business on March 21, 2003, will be entitled to vote at the meeting or any adjournment thereof. At the close of business on March 21, 2003, there were 9,101,212 outstanding $1.00 par value shares of Common Stock and 919,935 outstanding $1.00 par value shares of Class B Common Stock. Each share of Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes at the meeting.

     The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 8, 2003.

     The following table sets forth information as to the Common, Class A Common and Class B Common shares of the Corporation beneficially owned by each director and director-nominee, each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group as of February 28, 2003:

========================   ==============   ===============   ==================
                                             Percentage of      Percentage of
                                              Outstanding      Aggregate Voting
                               Amount            Stock         Power of Common
  Directors, Nominees       Beneficially     of Respective      Stock and Class
 and Executive Officers     Owned[1][2]         Class[1]        B Common Stock**
------------------------   --------------   ---------------   ------------------
Martin G. Carver[3][4]
   Common Stock             2,643,872[5]          29%[5]             42%[5]
   Class A Common Stock     3,926,759[5]          42%[5]
   Class B Common Stock       502,097             54%
------------------------   --------------   ---------------   ------------------
Roy J. Carver, Jr.[6]
   Common Stock             2,615,685[7]          29%[7]             36%[7]
   Class A Common Stock     3,513,385[7]          38%[7]
   Class B Common Stock       400,732             44%
------------------------   --------------   ---------------   ------------------
Robert T. Blanchard
   Common Stock                   200              *
   Class A Common Stock         5,325              *                  *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
Gary E. Dewel
   Common Stock                     0              0
   Class A Common Stock         6,525              *                  *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
James R. Everline
   Common Stock                   100              *
   Class A Common Stock         6,575              *                  *
   Class B Common Stock           100              *
------------------------   --------------   ---------------   ------------------

========================   ==============   ===============   ==================
                                             Percentage of      Percentage of
                                              Outstanding      Aggregate Voting
                               Amount            Stock         Power of Common
  Directors, Nominees       Beneficially     of Respective      Stock and Class
 and Executive Officers     Owned[1][2]         Class[1]        B Common Stock**
------------------------   --------------   ---------------   ------------------
Phillip J. Hanrahan
   Common Stock                     0              0                   *
   Class A Common Stock         5,825              *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
Edgar D. Jannotta
   Common Stock                 7,000              *
   Class A Common Stock        12,325              *                  *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
R. Stephen Newman
   Common Stock                 2,500[8]           *
   Class A Common Stock        16,320[9]           *                  *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
Nathaniel L. Derby II
   Common Stock                 5,624              *
   Class A Common Stock        38,532              *                  *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
Warren W. Heidbreder           5,080[10]          *                   *
   Common Stock
   Class A Common Stock        49,989[11]          *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
John C. McErlane
   Common Stock                 1,204[12]          *                  *
   Class A Common Stock        36,957[13]          *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
Charles W. Vesey
   Common Stock                 5,856[14]          *
   Class A Common Stock        15,679[15]          *                  *
   Class B Common Stock             0              0
------------------------   --------------   ---------------   ------------------
All Directors, Nominees
 and Executive Officers
 as aGroup (18 Persons)
   Common Stock             2,676,108[16]         29%                64%
   Class A Common Stock     4,353,274[16]         46%
   Class B Common Stock       902,929             98%
------------------------   --------------   ---------------   ------------------
* Shares owned constitute less than 1% of shares outstanding and less than 1% of votes entitled to be cast.
**   Shares of Class A Common Stock are non-voting.

[1] Beneficial owners exercise both sole voting and sole investment power unless otherwise stated. The Class B Common Stock is convertible on a share-for-share basis into Common Stock at the option of the shareholder. As a result, pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, a shareholder is deemed to have beneficial ownership of the shares of Common Stock which such shareholder may acquire upon conversion of the Class B Common Stock. In order to avoid overstatement, the amount of Common Stock beneficially owned does not take into account such shares of Common Stock which may be acquired upon conversion (an amount which is equal to the number of shares of Class B Common Stock held by a shareholder). The percentage of outstanding Common Stock does not take into account shares of Common Stock which may be issued upon conversion of the Class B Common Stock.

[2] Includes the specified number of shares of Class A Common Stock which the following individuals may acquire pursuant to the exercise of stock options within 60 days after February 28, 2003: Martin G. Carver - 78,455; Roy J. Carver, Jr. - 5,325; Robert T. Blanchard - 5,325; Gary E. Dewel - 5,325; James R.

     Everline - 5,325; Phillip J. Hanrahan - 5,325; Edgar D. Jannotta - 5,325;
     R. Stephen Newman - 5,325; Nathaniel L. Derby II - 20,705; Warren W. Heidbreder - 29,355; John C. McErlane - 27,980; Charles W. Vesey - 10,490.

[3] Does not include 52,554 shares of Common Stock, 12,376 shares of Class A Common Stock and 525 shares of Class B Common Stock held by members of his family, beneficial ownership of which is disclaimed.

[4] Includes 6,991 shares of Common Stock and 8,944 shares of Class A Common Stock indirectly owned by Carver Management LLC and 1,734,468 shares of Common Stock and 2,218,781 shares of Class A Common Stock held by Carver Partners LP, beneficial ownership of which is disclaimed.

[5] Martin G. Carver has sole voting and investment power over 28,187 shares of Common Stock, or .3% of the outstanding shares of Common Stock, and shares voting and investment power with Roy J. Carver, Jr. over 2,615,685 shares of Common Stock, or 29% of the outstanding shares of Common Stock. He has sole investment power over 580,699 shares of Class A Common Stock, or 6% of the outstanding shares of Class A Common Stock, and shares investment power with Roy J. Carver, Jr. over 3,346,060 shares of Class A Common Stock, or 36% of the outstanding shares of Class A Common Stock. He has sole voting power of 28% of the combined voting power of Common Stock and Class B Common Stock and shares with Roy J. Carver, Jr. 14% of such combined voting power.

[6] Roy J. Carver, Jr. disclaims beneficial ownership of 6,991 shares of Common Stock and 8,944 shares of Class A Common Stock indirectly owned by Carver Management LLC and 1,734,468 shares of Common Stock and 2,218,781 shares of Class A Common Stock held by Carver Partners LP.

[7] Roy J. Carver, Jr. shares with Martin G. Carver the voting and investment power over all of the 2,615,685 shares of Common Stock shown as beneficially owned by him. He has sole investment power over 167,325 shares of Class A Common Stock, or 1.8% of the outstanding shares of Class A Common Stock, and shares investment power with Martin G. Carver over 3,346,060 shares of Class A Common Stock, or 36% of the outstanding shares of such class. He has sole voting power of 22% of the combined voting power of Common Stock and Class B Common Stock and shares with Martin G. Carver 14% of such combined voting power.

[8] Mr. Newman shares voting and investment power over 946 shares with his wife.

[9]  Mr. Newman shares investment power over 3,766 shares with his wife.

[10] Mr. Heidbreder shares voting and investment power over 130 shares with his wife.

[11] Mr. Heidbreder shares investment power over 5,154 shares with his wife.

[12] Mr. McErlane shares voting and investment power over 379 shares with his wife.

[13] Mr. McErlane shares investment power over 508 shares with his wife.

[14] Mr. Vesey shares voting and investment power over 1,800 shares with his wife.

[15] Mr. Vesey shares investment power over 1,400 shares with his wife.

[16] In order to avoid overstatement, the number of shares of Common Stock and Class A Common Stock which is the subject of shared voting or investment power is only counted once.

Shareholders Owning More Than Five Percent. The following table provides information concerning persons known by the Corporation to beneficially own more than five percent of any class of the Corporation's voting securities as of February 28, 2003, other than the ownership of Martin G. Carver and Roy J. Carver, Jr., which is contained in the previous table:

=====================================  ============  ============  =============
                                         Amount of    Percentage
                                       Common Stock       of       Percentage of
                                       Beneficially  Outstanding    Aggregate
          Name and Address                Owned      Common Stock  Voting Power
-------------------------------------  ------------  ------------  -------------
Capital Group International, Inc.(1)
11100 Santa Monica Blvd.
Los Angeles, CA 90025-3384              639,220(2)       7.0%          3.5%
-------------------------------------  ------------  ------------  -------------
Barclays Global Investors, N.A.(2)
45 Fremont Street
5th Floor
San Francisco, CA 94105                 483,933(2)       5.3%          2.6%
-------------------------------------  ------------  ------------  -------------

(1) Shares shown as beneficially owned is based on a jointly filed Schedule 13G filed with the Securities and Exchange Commission for the period ended December 31, 2002 by Capital Group International, Inc. and Capital Guardian Trust Company, affiliated entities. Of the shares shown, such parties have sole voting and dispositive power over 604,220 and 639,220 of such shares, respectively, and shared voting and dispositive power over none of such shares.

(2) Information shown is based on a jointly filed Schedule 13G filed with the Securities and Exchange Commission by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Trust and Banking Company (Japan) Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Capital Investments, Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited and Barclays Private Bank and Trust Limited (Sussie). Such parties have sole voting and dispositive power over all of such shares.

                     Proposal No. 1 - ELECTION OF DIRECTORS

     The Articles of Incorporation require election of directors to staggered terms of three years. Three nominees this year are to be elected for three-year terms. There is currently a vacancy on the Board of Directors. The Board of Directors has discretion to either amend the Corporation's By-laws to reduce the number of directors, thereby eliminating the vacancy, or to appoint an interim director to serve until the next annual meeting of shareholders. The Board of Directors is currently conducting a search for a new director who will be independent and will qualify as an "audit committee financial expert."

     Proxies will be voted for the election of each of the nominees listed below, unless the shareholder giving the proxy abstains from voting for any nominee. If, as a result of unforeseen circumstances, any such nominee shall be unable to serve as director, proxies will be voted for the election of such person or persons as the Board of Directors may select. Information about the nominees is set forth below:

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     ROBERT T. BLANCHARD, age 58, since November 1999 has been President of Strategic & Marketing Services, a consulting firm. On November 1, 1999, Mr. Blanchard retired from The Procter & Gamble Company where he had been employed since 1967 and had held numerous positions, including President-Global Skin Care and Cosmetics (January 1, 1999 to November 1, 1999), President, North American Beauty Care Sector (1992 to 1998), Vice President/General Manager - Northern European Division, Vice President/General Manager - Beverages Division, and Group Vice President, Global Strategic Planning - Health and Beauty Care. Mr. Blanchard holds directorships in Best Buy Co., Inc., a retailer of consumer electronics, computers and software and Signet Group, plc., retail jewelry. He is a member of the Audit Committee, Management Continuity and Compensation Committee and Strategic Planning Committee. Mr. Blanchard has been a Director since May 1996.

     GARY E. DEWEL, age 60, retired. Mr. Dewel was Executive Vice President, Supply Chain, for Clarion Technologies, Inc., Schaumburg, Illinois, an injection molding business supplier to the automotive industry, until his retirement in April 2000. Previously, he was Vice President, Supply Chain, for Solutia Inc., a spinoff of the chemical businesses of Monsanto Company (1997-April 1999); Vice President, Supply Chain, of Monsanto Company (1994-August 1997) and held several Vice President positions with Navistar International Corporation (1979-1993). Mr. Dewel was elected Vice Chairman of the Board in May 2000. He is a member of the Audit Committee, Executive Committee, Management Continuity and Compensation Committee and Strategic Planning Committee. Mr. Dewel has been a Director since August 1997.

     R. STEPHEN NEWMAN, age 59, since November 2001, has served as President of Observer North America, an operating unit of Observer AB, listed on the Stockholm Stock Exchange. Prior to November 2001, Mr. Newman was President and Chief Executive Officer of Primedia Information, Inc., an operating unit of Primedia Inc. Mr. Newman continues as Chief Executive Officer of Bacon's Information, Inc., where he served as Chief Executive Officer and President from 1994 to November 2001, and President and Chief Operating Officer from 1990 to 1994. Mr. Newman is a member of the Audit Committee, Management Continuity and Compensation Committee and Strategic Planning Committee. Mr. Newman has been a Director since 1983.

                         DIRECTORS CONTINUING IN OFFICE

     ROY J. CARVER, JR., age 58, since June 1982 has been Chairman of the Board of Directors of Carver Pump Company, Muscatine, Iowa, a builder of centrifugal pumps. Mr. Carver is President of Carver Aero, Inc., which operates fixed base operations at airports in Muscatine and Davenport, Iowa and President of Carver Hardware, Inc., which operates a chain of retail hardware stores. Mr. Carver holds directorships in Catalyst, Inc. and Iowa First Bancshares Corp. He is a member of the Nominating Committee and the Strategic Planning Committee. Mr. Carver has been a Director since 1982. Mr. Carver's term expires in 2004.

     JAMES R. EVERLINE, age 61, is President of Everline & Co., a mergers and acquisitions/management consulting company. Previously, Mr. Everline was President, Investment Banking Division, of Henry & Company (1990-December 1991). Henry & Company is engaged in the venture capital and investment banking business. Prior to Mr. Everline's employment by Henry & Company, he was a Partner of Founders Court Investors Inc. (1988-1989) and served as Vice President, Capital Markets Group, Bank of America (1981-1988). He is a member of the Audit Committee, Executive Committee, Management Continuity and Compensation Committee and Nominating Committee. Mr. Everline has been a Director since 1982. Mr. Everline's term expires in 2004.

     PHILLIP J. HANRAHAN, age 63, has been for more than five years a partner in the Milwaukee law firm of Foley & Lardner. In 2002, the Corporation paid fees for legal services to Foley & Lardner, and the Corporation anticipates that similar services may be provided by Foley & Lardner in the current fiscal year. Mr. Hanrahan's cash fees as a Director are paid to Foley & Lardner, which credits the sums to the Corporation's legal services account. Mr. Hanrahan is a member of the Executive Committee. Mr. Hanrahan has been a Director since August 1997. Mr. Hanrahan's term expires in 2004.

     MARTIN G. CARVER, age 54, was elected Chairman of the Board effective June 23, 1981, Chief Executive Officer effective May 18, 1982, and President effective May 25, 1983. Mr. Carver was also Vice Chairman of the Board from January 5, 1981 to June 23, 1981. He is a member of the Executive Committee, Nominating Committee and Strategic Planning Committee. Mr. Carver has been a Director since 1978. Mr. Carver's term expires in 2005.

     EDGAR D. JANNOTTA, age 71. In March 2001, Mr. Jannotta became Chairman of William Blair & Company, L.L.C. and also Chairman of the firm's Executive Committee. Previously, Mr. Jannotta served as Senior Director of William Blair & Company, L.L.C. (January 1996 to March 2001); Senior Director of William Blair & Company, a partnership (January 1995 to January 1996) and also served as Managing Partner for more than five years. He holds directorships in Aon Corporation, Exelon Corporation and Molex Incorporated. William Blair & Company, L.L.C. provided investment banking services to the Corporation in 2002 and the Corporation anticipates that services may be provided to the Corporation in the current fiscal year. He is a member of the Nominating Committee. Mr. Jannotta has been a Director since 1973. Mr. Jannotta's term expires in 2005.

     Directors are elected by a plurality of votes cast in the election of directors (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met seven times in 2002.

     The Audit Committee met nine times in 2002. The members of the Audit Committee, whose names appear at the end of the Audit Committee Report herein, are independent (as independence is defined in the listing standards of the New York Stock Exchange). The major functions of the Audit Committee are to assist the Board of Directors in its oversight of: (i) the integrity of the Corporation's financial statements; (ii) the independent auditors' qualifications and independence; (iii) the Corporation's compliance with legal and regulatory requirements; (iv) the performance of the Corporation's internal audit function and of the independent auditors; and (v) carrying out other functions which may, from time to time, be assigned to the Audit Committee by the Board of Directors. See "Audit Committee Report" herein. The Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Exhibit A.

     The Management Continuity and Compensation Committee met five times in 2002; its functions are to review, evaluate and determine executive level compensation, to recommend to the Board of Directors the election of corporate officers, to administer the Stock Award Plan and the Restricted Stock Grant Plan, including the awarding of options and restricted stock grants under the Stock Award Plan, all pursuant to the terms and conditions of such plans.

     The Nominating Committee met three times in 2002; its duties relate to the evaluation and recommendation to the Board of Directors of prospective candidates for election as directors of the Corporation. The Nominating Committee will consider recommended nominations for the position of director which are submitted in writing by the shareholders and addressed to the Nominating Committee in care of the Corporation at Muscatine, Iowa.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Information

     The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Corporation's Chief Executive Officer and each of its four other most highly compensated executive officers as of December 31, 2002, whose total cash compensation exceeded $100,000 for fiscal 2002. The persons named in the table are sometimes referred to herein as the "named executive officers."

                                        Summary Compensation Table

=========================================================================================================
                                          Long Term Compensation
============================  ======  ==========  =======  =============  ============  =================
                                                             Restricted     Options
         Name and                                              Stock       (Number of       All Other
    Principal Position         Year     Salary     Bonus    Award(s)[1]     Shares)      Compensation[2]
============================  ======  ==========  =======  =============  ============  =================
Martin G. Carver               2002    $452,906    $ -0-     $308,000        41,100          $33,697
Chairman of the Board,         2001     428,500      -0-          -0-        50,400           14,868
Chief Executive Officer        2000     400,000      -0-      391,875        47,900           23,044
and President
----------------------------  ------  ----------  -------  -------------  ------------  -----------------

=========================================================================================================
                                          Long Term Compensation
============================  ======  ==========  =======  =============  ============  =================
                                                             Restricted     Options
         Name and                                              Stock       (Number of       All Other
    Principal Position         Year     Salary     Bonus    Award(s)[1]     Shares)      Compensation[2]
============================  ======  ==========  =======  =============  ============  =================
Warren W. Heidbreder           2002    $317,555    $ -0-     $116,160        15,500          $29,925
Vice President, Chief          2001     306,000      -0-          -0-        19,300           14,868
Financial Officer and          2000     292,500      -0-      144,375        17,600           23,044
Secretary
----------------------------  ------  ----------  -------  -------------  ------------  -----------------
John C. McErlane               2002    $322,300    $ -0-     $ 30,800        16,400          $12,892
Vice President; President      2001     292,750      -0-          -0-        19,300           13,915
of Tire Distribution           2000     274,500      -0-      144,375        17,600           23,044
Systems, Inc.
----------------------------  ------  ----------  -------  -------------  ------------  -----------------
Nathaniel L. Derby II          2002    $297,465    $ -0-     $ 90,640        12,100          $22,350
Vice President,                2001     288,500      -0-          -0-        13,300           14,868
Manufacturing Design           2000     279,000      -0-      103,125        12,600           23,044
----------------------------  ------  ----------  -------  -------------  ------------  -----------------
Charles W. Vesey               2002    $261,271    $ -0-     $    -0-         5,800          $29,758
Vice President and             2001     253,713      -0-          -0-         7,000           18,427
Corporate Controller           2000     244,813      -0-          -0-        10,400           23,044
============================  ======  ==========  =======  =============  ============  =================

[1] At December 31, 2002, the number of shares held and the aggregate market value of restricted stock held by the named executive officers are as follows: Martin G. Carver, 4,460 shares Common Stock, value $172,513, and 20,553 shares Class A Common Stock, value $710,928; Warren W. Heidbreder, 1,270 shares Common Stock, value $49,124, and 7,199 shares Class A Common Stock, value $249,013; John C. McErlane, 585 shares Common Stock, value $22,628, and 6,514 shares Class A Common Stock, value $225,319; Nathaniel
     L. Derby II, 1,200 shares Common Stock, value $46,416, and 5,435 shares Class A Common Stock, value $187,997; and Charles W. Vesey, 595 shares Common Stock, value $23,015, and 595 shares Class A Common Stock, value $20,581. Dividends are paid on the shares of restricted stock prior to vesting.

[2] Of the amounts shown in this column for 2002, the Corporation's contribution under its Salaried Profit Sharing, Retirement and Savings Plan for the named executive officers is as follows: Martin G. Carver, $33,062; Warren W. Heidbreder, $23,182; John C. McErlane, $12,892; Nathaniel L. Derby II, $21,715 and Charles W. Vesey, $19,073 (of which, because of limitations under the Internal Revenue Code of 1986, as amended, $14,600 was paid into such Plan for Martin G. Carver, Warren W. Heidbreder, Nathaniel L. Derby II, Charles W. Vesey; $8,000 for John C. McErlane and the balance to be paid by the Corporation outside such Plan); and $635 is the Corporation's contribution to its Bandag Security Program, a combination defined benefit and defined contribution plan, for Martin G. Carver, Warren W. Heidbreder, Nathaniel L. Derby II and Charles W. Vesey. The remainder of the amount shown for Mr. Heidbreder and Mr. Vesey in 2002 are $6,108 and $10,050, respectively, representing cash paid in lieu of vacation to Mr. Heidbreder and Mr. Vesey.

Stock Options

     The following table contains information concerning the grant of stock options under the Corporation's Stock Award Plan for the year ended December 31, 2002, all of which are reflected above in the Corporation's Summary Compensation Table.

                             Option Grants in Last Fiscal Year

                                       Percentage of
                          Shares       Total Options
                        Underlying    Granted to all   Exercise                 Grant Date
                          Options      Employees in    Price per   Expiration     Present
    Name                Granted (1)     Fiscal Year    Share (2)    Date (3)     Value (4)
    ----                -----------   --------------   ---------   ----------   ----------
Martin G. Carver           41,100          13.8%         $32.53      3/12/12     $350,172
Warren W. Heidbreder       15,500           5.2%         $32.53      3/12/12     $132,060
John C. McErlane           16,400           5.5%         $32.53      3/12/12     $139,728
Nathaniel L. Derby II      12,100           4.1%         $32.53      3/12/12     $103,092
Charles W. Vesey            5,800           1.9%         $32.53      3/12/12     $ 49,416

(1) These options are options to purchase Class A Common Stock and are nonqualified stock options under the Internal Revenue Code.

(2) An option holder can pay the exercise price of options in cash, by delivering previously issued shares of the Corporation's Common Stock and/or Class A Common Stock, or a combination of both.

(3) Options granted to all participants are exercisable at the rate of 25% per year, beginning March 12, 2003.

(4) The option values presented are based on the Black-Scholes option pricing model adapted for use in valuing stock options. The actual value, if any, that an optionee may realize upon exercise will depend on the excess of the market price of the Class A Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an optionee upon the exercise of an option will be at or near the value estimated under the Black-Scholes model. The estimated values under the Black-Scholes model are based on arbitrary assumptions as to variables such as interest rates, the stock price volatility and future dividend yield, including the following: (a) an assumed United States Treasury security rate of 5.1%; (b) stock price volatility of 33.2% (based on the three-year weekly stock price history ending January 31, 2002); and
     (c) a dividend yield of 4.6% (based on the weighted average dividend yield of the Class A Common Stock for the one-year period ended January 31,
     2002).

     The following table sets forth information regarding the exercise of stock options and the fiscal year-end value of unexercised options held by the named executive officers:

                                    Aggregate Option Exercises in Last
                               Fiscal Year and Fiscal Year-End Option Values

                                                    Number of Securities
                                                   Underlying Unexercised         Value of Unexercised
                                                         Options at              In-the-Money Options at
                          Shares                      December 31, 2002           December 31, 2002[1]
                        Acquired on    Value     ---------------------------   ---------------------------
       Name              Exercise     Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
       ----             -----------   --------   -----------   -------------   -----------   -------------
Martin G. Carver            ---         ---         43,700        119,800       $ 372,146       $892,318
Warren W. Heidbreder        ---         ---         16,300         45,100         138,401        335,130
John C. McErlane            ---         ---         15,100         45,200         137,543        336,412
Nathaniel L. Derby II       ---         ---         11,300         32,700          97,834        237,627
Charles W. Vesey            ---         ---          5,560         17,640          70,480        153,509

[1] The dollar values are calculated by determining the difference between the fair market value of the underlying Class A Common Stock at December 31, 2002 and the exercise price of the options.

     The following table provides information as of December 31, 2002 about shares of Class A Common Stock that are authorized for issuance (no Common Stock is so authorized) under all of the Corporation's existing equity compensation plans, consisting solely of the Corporation's Stock Award Plan.

                              Equity Compensation Plan Information

                                                                            Number of Securities
                                     Number of                              Remaining Available
                                   Securities to                            for Future Issuance
                                     be Issued        Weighted- Average        under Equity
                                   upon Exercise      Exercise Price of     Compensation Plans
                                  of Outstanding         Outstanding       [excluding Securities
                                 Options, Warrants    Options, Warrants        reflected in
       Plan Category               and Rights(a)        and Rights(b)         Column (a)] (c)
-----------------------------    -----------------    -----------------    ---------------------

Equity compensation plans
 approved by shareowners            1,111,260(1)            $25.82              1,206,947(2)

Equity compensation plans
 not approved by shareowners              ---                  ---                    ---

                                 -----------------    -----------------    ---------------------
          Total                     1,111,260(1)            $25.82              1,206,947(2)

(1)  Represents outstanding options under the Stock Award Plan

(2) Consists of 1,206,947 shares of Class A Common Stock available for future issuance under the Stock Award Plan, of which no more than 366,032 shares may be in the form of restricted stock awards. Any remaining shares of Class A Common Stock may be issued pursuant to the exercise of stock options under the Stock Award Plan.

Pension Plan Benefits. The following table sets forth annual normal retirement age pension benefits under the Bandag Salaried Pension Plan at the specified remuneration and years-of-service classifications. The table assumes retirement in 2002. To the extent benefits are not paid under the Salaried Pension Plan due to limitations under the Internal Revenue Code of 1986, as amended, they are paid by the Corporation.

                                     PENSION PLAN TABLE
                            Annual Pension Per Years of Service

Highest 5-Year
Average Annual
 Compensation     5-Years   10-Years   15-Years   20-Years   25-Years   30-Years   35-Years
--------------    -------   --------   --------   --------   --------   --------   --------

   $ 50,000        $2,656     $5,313     $7,969    $10,500    $13,000    $15,500    $17,500

   $100,000        $6,719    $13,438    $20,156    $25,500    $30,500    $35,500    $39,500

   $150,000       $10,781    $21,563    $32,344    $40,500    $48,000    $55,500    $61,500

   $200,000       $14,844    $29,688    $44,531    $55,500    $65,500    $75,500    $83,500

   $250,000       $18,906    $37,813    $56,719    $70,500    $83,000    $95,500   $105,500

   $300,000       $22,969    $45,938    $68,906    $85,500   $100,500   $115,500   $127,500

   $350,000       $27,031    $54,063    $81,094   $100,500   $118,000   $135,500   $149,500

Highest 5-Year
Average Annual
 Compensation     5-Years   10-Years   15-Years   20-Years   25-Years   30-Years   35-Years
--------------    -------   --------   --------   --------   --------   --------   --------

   $400,000       $31,094    $62,188    $93,281   $115,500   $135,500   $155,500   $171,500

   $450,000       $35,156    $70,313   $105,469   $130,500   $153,000   $175,500   $193,500

   $500,000       $39,219    $78,438   $117,656   $145,500   $170,500   $195,500   $215,500

     Pension amounts are based upon an employee's base salary and credited years of service. The base salaries for each of the last three fiscal years to the named executive officers are set forth in the Summary Compensation Table under "Salary." As of March 21, 2003, Messrs. Carver, Heidbreder, McErlane, Derby, and Vesey had completed approximately 24, 21, 18, 32, and 32 years of credited service under the Corporation's pension plan, respectively. Benefits shown in the table are computed as a straight line single life annuity assuming retirement at age 65 and are not subject to offset for Social Security Benefits.

     In addition, certain of the named executive officers also have a "Bandag Security Program" benefit under the Bandag Salaried Pension Plan. The annual defined benefit payable at age 62 for each of the following named executive officers is fixed and is as follows: Martin G. Carver, $700; Warren W. Heidbreder, $542; John C. McErlane, $404; Nathaniel L. Derby II, $1,108; and Charles W. Vesey, $1,121.

Executive Officer Agreements

     Each of the executive officers named in the Summary Compensation Table, except Mr. Vesey, is a party to a Severance Agreement with the Corporation. The Severance Agreements provide for severance benefits equal to the greater of $1,000,000, $650,000, $620,000 and $610,000 for Messrs. Carver, Heidbreder,
Derby and McErlane, respectively, or an amount equal to twenty-four (24) months base salary, in the event of the executive's involuntary termination of employment or voluntary termination for good cause, except for death, disability or retirement. For purposes of the Severance Agreements, "good cause" means (i) a 15% or greater reduction in the executive's base pay, (ii) a materially adverse change, without the executive's prior written consent, in the nature or scope of the executive's title or responsibilities, or (iii) the relocation of the executive's principal place of employment by more than fifty (50) miles. The Severance Agreements restrict the named executive officers from competing with the Corporation for twenty-four months following termination of employment and also contain extensive restrictions on disclosure of the Corporation's confidential information.

Report of Management Continuity and Compensation Committee on Executive Compensation

     The Management Continuity and Compensation Committee of the Board of Directors (the "Compensation Committee") makes all decisions regarding compensation of the Corporation's executive officers, including the awarding of stock options and restricted stock. The Compensation Committee is comprised of four non-employee independent Directors. Set forth below is a report submitted by the Compensation Committee addressing the Corporation's compensation policies applicable to the Corporation's executive officers, including the named executive officers in the Summary Compensation Table.

     The Corporation's executive compensation strategy is designed to:

     o Increase the alignment of executive compensation and rewards with the interests of the Corporation's shareholders;

     o Provide a closer linkage between executive compensation earned and the short-term and long-term performance of the Corporation;

     o Provide the opportunity to better position executive compensation with competitive market levels as the Corporation's performance dictates; and

     o Recognize the role of executives in making the Corporation successful and allow them to share in that success.

Bandag's Executive Compensation Plan

     Under the Corporation's executive compensation plan, the total compensation opportunity for each executive officer, including the Chief Executive Officer, is based on a target level of total direct compensation for each individual position. The total direct compensation target for each position approximates the 60th percentile of competitive compensation (cash and stock) from executive compensation surveys, which encompasses manufacturing companies with revenues at or approximating $1 billion.

     The actual level of total compensation an executive will achieve depends upon a variety of factors, including the responsibilities of the position, experience of the executive, current level of total compensation relative to the target level, the financial performance of the Corporation, national trends, and the Corporation's competitive need to retain and recruit the very best and most capable individuals. In reviewing the Corporation's financial performance, the Compensation Committee considers the Corporation's revenues, net income and net income per share in light of the competitive and economic conditions during the fiscal year. In addition, the Compensation Committee considers the Corporation's financial performance resulting from investment in marketing programs, research and development, plant, machinery and equipment, and in personnel and related programs.

     The Corporation's executive compensation plan consists of the following components:

Base Salary

     Base salaries were established based on the pay-at-risk level appropriate for each executive's job, including the Chief Executive Officer. For the Chief Executive Officer, base salary represented 39% of the targeted total direct compensation opportunity. For the other named executive officers, base salaries averaged 60% of their targeted total direct compensation opportunity.

     During 2002, executive officers, including the Chief Executive Officer, received a 3.5% increase based on the midpoint established for their role. The midpoint is the base salary target under which an executive officer's salary is administered. Under the midpoint compensation system, midpoints were used to calculate the annual increase for each executive officer by multiplying the midpoint (not the current base salary) by a percentage established by the Compensation Committee. The resulting amount was then added to the current base salary.

     In determining the percentage increase for base salary, the Compensation Committee considered a variety of factors, including inflation rate, the Corporation's financial performance, and trends in salaried employee compensation increases, as disclosed by published salary budget forecasts. Future base pay increases will be based on factors similar to those just discussed.

Annual Award Plan

     Four executive officers, including the Chief Executive Officer, were eligible for an annual award consisting of restricted stock, based on achievement of the Corporation's diluted "earnings-per-share" (EPS) in 2002 against a diluted EPS "target" pre-established by the Compensation Committee.

     Executive officers eligible to participate in this plan were Martin G. Carver, Chairman of the Board, President and Chief Executive Officer; Warren W. Heidbreder, Vice President, Chief Financial Officer; Nathaniel L. Derby II, Vice President, Manufacturing Design; and John C. McErlane, Vice President of the Corporation and President, Tire Distribution Systems, Inc., a wholly-owned subsidiary.

     Based on the performance of the Corporation in 2002 against the EPS target established by the Compensation Committee, each participant was awarded shares of restricted stock on February 25, 2003 under the Bandag, Incorporated Stock Award Plan, the value of which is indicated in the Summary Compensation Table.

         Restricted shares under this plan vest three years from the date of grant if the recipient is still employed by the Corporation, and vest immediately in the event of death, disability, retirement at age 60 with ten or more years of service, or change in corporate control.

Long-term Award Plan

     Executive officers, including the Chief Executive Officer, participate in a long-term award plan designed to achieve the following objectives:

     o Create a better link between the interests of the participants and the Corporation's shareholders;

     o Promote teamwork and provide participants with rewards for excellence in the Corporation's performance;

     o Provide flexibility to the Corporation in its ability to compensate, attract, and retain the services of individuals who make significant contributions to the Corporation's success; and

     o    Allow participants to further share in the success of the Corporation.

     Under this plan, executive officers, including the Chief Executive Officer, were granted a stock option under the Bandag, Incorporated Stock Award Plan, to purchase shares of Class A Common Stock at fair market value as of the award date of March 13, 2002. These options are non-qualified stock options under the Internal Revenue Code.

     Under this grant, stock options for the executive officers, including the Chief Executive Officer, are exercisable at a rate of 25% per year, beginning March 13, 2003, and have an exercise period of 10 years. The size of the grant was based on the estimated value of the options using the Black-Scholes option pricing model, and was made considering the executive's overall total direct compensation target.

     Each option becomes immediately exercisable at the end of the vesting period, unless the participant's employment has been previously terminated, or in the event of the participant's death, disability, retirement at age 60 with ten or more years of service, or change in corporate control.

                         Bandag, Incorporated Management
                      Continuity and Compensation Committee

          Robert T. Blanchard               James R. Everline
          Gary E. Dewel                     R. Stephen Newman, Chairman

Remuneration of Directors. Directors who are also full-time employees of the Corporation do not receive remuneration for acting as directors. Non-employee directors are currently compensated in accordance with the following schedule:

          Annual Fees - Chairman of Committee - $34,500.
          Other Directors - $32,000.
          Board Meeting Attendance - $1,250 per meeting.
          Committee Meeting Attendance - Chairman - $1,500 per meeting. Other Directors - $1,250 per meeting.

     Stock Option Award - Each non-employee Director was awarded a stock option for 3,400 shares of Class A Common Stock on March 11, 2003. The value of this award is $6.184 per share, computed under the Black-Scholes method. The exercise price of the stock option is $26.655 per share, being the fair market value of the Class A Common Stock on the date of grant. The options are immediately exercisable and expire 10 years from the date of grant. The value of the annual stock option award and/or the number of shares covered by the award will vary in future years.

Transactions with Management/Principal Shareholders and Directors. Roy J. Carver, Jr., brother of Martin G. Carver, owns 100% of Carver Aero, Inc., which operates fixed base operations at airports in Muscatine, Iowa; Davenport, Iowa, and Clinton, Iowa. During 2002, it sold $93,264.94 of aviation fuel and charter services to the Corporation at competitive prices based on volume purchased and services utilized. Phillip J. Hanrahan, a director, is a partner of the law firm of Foley & Lardner, Milwaukee, Wisconsin, which has provided legal services to the corporation for several years, including 2002, and expects to provide legal services in 2003. Mr. Edgar D. Jannotta, a director, is Chairman of William Blair & Company, L.L.C. and Chairman of that firm's Executive Committee. William Blair & Company, L.L.C. has provided investment banking services to the Corporation for several years, including 2002, and may provide services in 2003 if requested by the Corporation.

     On June 19, 2002, pursuant to an agreement executed on June 18, 2002, the Corporation purchased 1,114,746 shares of the Corporation's Class B Common Stock and 418,371 shares of its Class A Common Stock from Lucille A. Carver, widow of the founder of the Corporation and a director from 1957 until May 14, 2002. Mrs. Carver is the mother of Martin G. Carver, Chairman of the Board, Chief Executive Officer and President and a director of the Corporation, and Roy J. Carver, Jr., a director of the Corporation. The purchase price per share was $27.04 and $24.00 for the Class B Common Stock and Class A Common Stock, respectively, which was equal to the composite closing prices of the Corporation's Common Stock (in the case of the Class B Common Stock) and Class A Common Stock on the New York Stock Exchange as of the close of business on June 18, 2002, less a discount of 3.5% per share in the case of the Class B Common Stock and 4.0% per share for the Class A Common Stock. The total purchase price was approximately $40,184,000.

                             AUDIT COMMITTEE REPORT

     Pursuant to its written charter, the Audit Committee ("Committee") oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services provided by the auditors to the Corporation with their independence.

     The Committee discussed with the Corporation's independent auditors the overall scope and plans for their audit of the Corporation's consolidated financial statements. The Committee meets with the independent auditors, both with and without management present, as deemed advisable, to discuss the results of their examination, their evaluation of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. In addition, the Committee reviews with management and the independent auditors proposed interim financial statements. The Committee held nine meetings during fiscal year 2002.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors has accepted that recommendation) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. Upon the Committee's recommendation, the Board of Directors has selected Ernst & Young LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2003, subject to shareholder ratification.

                              Bandag, Incorporated
                                 Audit Committee

          Robert T. Blanchard, Chairman            James R. Everline
          Gary E. Dewel                            R. Stephen Newman


                   SHAREHOLDER RETURN PERFORMANCE INFORMATION

     Set forth on the following pages is a line graph comparing the yearly percentage change during the last five years in the cumulative total shareholder return (assuming reinvestment of dividends) on the Corporation's Common Stock and Class A Common Stock with the cumulative total returns of the Standard & Poor's 500 Stock Index and the Dow Jones & Co., Inc. Tire and Rubber - Index ("Tire and Rubber Index"). The graph assumes $100 Invested on December 31, 1997 in Bandag, Incorporated Common Stock and Class A Common Stock, the S&P 500 Stock Index and the Dow Jones & Co., Inc. Tire and Rubber - Index.

                  Bandag, Incorporated Stock Performance Chart




                                [CHART OMITTED]




                 Comparison of Five Year Cumulative Total Return

------------------------   ----------------------------------------------------
                                               December 31
------------------------   ----------------------------------------------------
                             1997     1998     1999     2000     2001     2002
------------------------   -------   ------   ------   ------   ------   ------

------------------------   -------   ------   ------   ------   ------   ------
Bandag, Incorporated          100       76       49       82       74       88
------------------------   -------   ------   ------   ------   ------   ------
S&P 500 Stock Index           100      129      156      141      125       97
------------------------   -------   ------   ------   ------   ------   ------
Tire and Rubber -Index        100       81       49       42       49       22
------------------------   -------   ------   ------   ------   ------   ------

Proposal No. 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2003.

     Ernst & Young LLP served as the Corporation's independent auditors for the fiscal year ended December 31, 2002. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to any questions raised at the meeting and make any comments they deem appropriate.

     Although this selection is not required by law to be submitted to a vote by shareholders, the Board of Directors believes it appropriate, as a matter of policy, to request that the shareholders ratify the selection of Ernst & Young LLP as independent auditors for 2003. If the shareholders should not ratify, the Board of Directors will reconsider the selection.

     Assuming a quorum is present, ratification of the appointment requires that more votes represented by shares of Common and Class B Common Stock be voted in favor of such ratification than are voted against such ratification. Any shares not voted at the Annual Meeting with respect to such ratification (whether as a result of abstentions, broker non-votes or otherwise) will have no impact on the vote.

Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002 and the review of the financial statements included in the Corporation's Form 10-Q were $663,200.

Financial Information Systems Design and Implementation Fees

     Ernst & Young LLP did not provide any professional services in connection with financial systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

     For the fiscal year ended December 31, 2002, the aggregate fees billed for services rendered by Ernst & Young LLP, other than the audit fees described above, were $248,300, including audit-related services of $185,300 and non-audit services of $63,000. Fees for pension and foreign statutory audits make up the majority of the audit-related services. Also included in audit-related services are fees for accounting consultations, SEC registration statements and a $10,500 final billing for internal audit services which were discontinued at the end of 2001. Except for certain tax and certain audit-related services (not to include internal audit), the Corporation will not engage Ernst & Young LLP to provide services beyond those provided in conjunction with the annual audit.

     The Audit Committee took into consideration whether the providing of services described above under "All Other Fees" was compatible with maintaining the independence of Ernst & Young LLP.

                         Proposal No. 3 - OTHER MATTERS

     The management of the Corporation knows of no matters to be presented at the meeting other than those set forth in the Notice of Annual Meeting of Shareholders. However, if any other matters properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgments.

                          2004 SHAREHOLDERS' PROPOSALS

     The date by which proposals of shareholders intended to be presented at the 2004 Annual Meeting of the Corporation must be received by the Corporation for inclusion in its Proxy Statement and form of proxy relating to that meeting is December 10, 2003. The Corporation may exercise discretionary voting authority under proxies solicited by it for the 2004 Annual Meeting of Shareholders if it receives notice of a proposed non-Rule 14a-8 shareholder action after February 23, 2004.

                                  MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and more than 10% shareholders ("Insiders") to file with the Securities and Exchange Commission reports on prescribed forms of their beneficial ownership of the Corporation's stock and furnish copies of such reports to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 was required to be filed, the Corporation believes that during the year ended December 31, 2002 all reports required by
Section 16(a) to be filed by the Corporation's Insiders were filed on a timely basis.

Expenses

     The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Corporation.

     Some of the officers and regular employees of the Corporation may, without extra remuneration, solicit proxies personally or by telephone, e-mail or telefax. The Corporation will request brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their expenses.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              BANDAG, INCORPORATED


A.   Purpose

The Audit Committee of Bandag, Incorporated ("Company") is appointed by the Board of Directors to assist the Board in its oversight of:

     (1)  The integrity of the Company's financial statements.

     (2)  The independent auditors' qualifications and independence.

     (3)  The Company's compliance with legal and regulatory requirements.

     (4) The performance of the Company's internal audit function and of the independent auditors.

     (5) Other functions which may, from time to time, be assigned to the Audit Committee by the Board of Directors.

In addition, the Audit Committee shall prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

B.   Membership

The Audit Committee shall be composed of at least three members, all of whom shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. By no later than December 31, 2003, at least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than three public companies, including the Company.

C.   Meetings

The Audit Committee shall meet at least once each quarter or more frequently as it determines. The Audit Committee shall meet periodically in separate executive sessions with Company management, with the internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors. The Audit Committee may permit, at its request, any member of Company management or other employee of the Company or the Company's outside counsel or independent auditors or members of any accounting firm performing internal audit functions to attend any meeting of the Audit Committee, or to meet with any member of, or consultants or advisors to, the Audit Committee.

D.   Duties and Responsibilities

The Audit Committee shall have sole authority for the appointment (subject to shareholder ratification), termination, compensation and oversight of the work of the independent auditors (including resolution of disagreements between Company management and the independent auditors regarding financial reporting). The independent auditors are accountable to and shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services, including fees and terms, to be performed by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Exchange Act which must be approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority to engage independent legal counsel, accountants and other advisors as it determines necessary or appropriate. The Company shall provide for appropriate funding, as determined by the

Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any independent legal counsel or other advisors engaged by the Audit Committee.

The Audit Committee shall make regular reports to the Board covering any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

The Audit Committee shall annually review its own performance.

The Audit Committee will undertake the following activities to discharge the five basic responsibilities described above:

E.   Integrity of Financial Statements

     (1) Meet with the independent auditors prior to the annual audit to review the scope, planning and staffing of the audit. Discuss any changes in accounting principles or procedures which may significantly impact the audit and/or the resulting financial statements.

     (2) Meet at least annually with the independent auditors and Company management, both collectively and individually in separate executive sessions, to discuss the annual financial statements (including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations) and the results of the annual audit of the Company's financial statements, including communications required by Statement on Auditing Standards No. 61 "Communications with Audit Committees" and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

     (3) Review and discuss with Company management and the independent auditors the Company's quarterly interim and annual financial statements prior to their public release. Review and discuss with Company management and the independent auditors the Company's quarterly report on Form 10-Q, and the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the report of the independent auditors on their review of the Company's quarterly interim financial statements prior to filing the Form 10-Q with the Commission.

     (4) Discuss with Company management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any actions taken to correct material internal control deficiencies.

     (5) Discuss with Company management the Company's earnings press releases, as well as financial information provided to analysts and rating agencies. The Audit Committee need not discuss in advance each earnings press release. Such discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

     (6) Discuss with Company management the Company's policies with respect to risk assessment and risk management, the Company's major financial risk exposures and the steps Company management has taken to monitor and control such exposures.

     (7) Regularly review with the independent auditors any difficulties the independent auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or on access to requested information, or any significant disagreements with Company management.

     (8) Discuss with Company management and the independent auditors the effect of legal and accounting developments, as well as off-balance sheet structures, if any, on the Company's financial statements.

     (9)  Review and discuss reports from the independent auditors on:

          a.   All critical accounting policies and practices to be used.

          b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

          c. Other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences.

F.   Oversight of the Company's Relationship with the Independent Auditors

     (1) Review and evaluate the lead partner of the independent auditors' team.

     (2) Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company. Evaluate the qualifications, performance and independence of the independent auditors, taking into account the opinions of Company management and internal auditors (or other personnel responsible for the internal audit function). The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

     (3) Assure the rotation of the lead (or coordinating) audit partner (having primary responsibility for the audit) and other partners on the audit engagement team as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     (4) Approve policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

     (5) Discuss with the independent auditors any communications between the audit team and the national office of the independent auditors respecting auditing or accounting issues presented during the audit.

G.   Compliance with Legal and Regulatory Requirements

     (1) Annually review and reassess the charter of the Audit Committee and recommend its approval (with any proposed changes) by the Board of Directors.

     (2) Recommend to the Board of Directors, if appropriate, that the audited financial statements be included in the Company's Annual Report on Form 10-K.

     (3) Discuss with Company management and the independent auditors any correspondence from regulators or governmental agencies which raises material issues concerning the Company's financial statements or accounting policies.

     (4) Establish "whistle-blower" procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     (5) Annually review the report from Company management regarding compliance with the Foreign Corrupt Practices Act.

     (6) Review legal and regulatory matters brought to its attention that may have a material impact on the Company's financial statements.

H.   Oversight of the Company's Internal Audit Function

     (1) Review the appointment and replacement of the senior internal auditing executive.

     (2) Approve the engagement (including terms and fees) of non-Company entities which provide internal auditing services.

     (3) Review the responsibilities of the internal audit staff (and any non-Company entity providing internal auditing services), budget and staffing of the internal audit.

     (4) Review reports, or summaries thereof, to Company management prepared by the internal audit staff (including any non-Company entity providing internal audit services) regarding internal controls and the internal audit and Company management's responses thereto.

I.   Carrying Out Other Functions Assigned by the Board of Directors

     (1) Annually obtain a report from the independent auditors regarding the status of annual audits of employee benefit plans and significant matters noted as a result of such audits. Discuss as appropriate with Company management and the independent auditors.

     (2) Annual review the report from Company management regarding compliance with the Company's Global Ethics Policy.

J.   Effect of Charter

     While the Audit Committee has the specific responsibilities set forth in this charter, it is not the duty of the Audit Committee to conduct audits or investigations, or determine that the Company's financial statements are accurate and in compliance with generally accepted accounting practices. Also, it is not the duty of the Audit Committee to assure compliance with laws and regulations or the Company's Global Ethics Policy. Preparation of complete and accurate financial statements in accordance with generally accepted accounting principles and assuring compliance with applicable laws and regulations and the Company's Global Ethics Policy are the responsibilities of Company management. It is the responsibility of the independent auditors to express an opinion on the financial statements based on their audits.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      PROXY

                              BANDAG, INCORPORATED

                                 Muscatine, Iowa

                     PROXY FOR ANNUAL MEETING - MAY 13, 2003

     The undersigned hereby appoints Martin G. Carver and Roy J. Carver, Jr., or either of them, the true and lawful proxies of the undersigned, with full power of substitution, to represent and to vote as designated herein all shares of Common Stock (COM) and Class B Common Stock (CLB) of Bandag, Incorporated which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Bandag, Incorporated to be held May 13, 2003 and at all adjournments thereof, hereby revoking any proxy heretofore executed by the undersigned for such meeting.

     This proxy is solicited on behalf of the Board of Directors of Bandag, Incorporated. Every properly signed proxy will be voted as directed. Unless otherwise directed, proxies will be voted FOR all the indicated nominees as directors in Item (1) and FOR Item (2) and in the discretion of the proxy holder in connection with Item (3).

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. The proxy holder cannot vote your shares unless you sign and return this card.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X|  Please mark
     votes as in
     this example.

This Proxy, when properly executed, will be voted in the manner directed herein. This Proxy will be voted FOR the proposals if no specification is made:


1.  Election of Directors:                                       2. Ratification of selection of Ernst & Young   FOR AGAINST ABSTAIN
                                                                    LLP as independent auditors for the          |_|   |_|     |_|
    (01) Robert T. Blanchard, (02) Gary E. Dewel,                   fiscal year ending December 31, 2003.
    (03) R. Stephen Newman


           FOR                       WITHHOLD                    3. In their discretion upon such other matters as may
           ALL     [ ]          [ ]  FROM ALL                       properly come before the meeting.
         NOMINEES                    NOMINEES
|_|
   -----------------------------------------------------------
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE.  (Instruction:  To withhold vote from any nominee(s), check the box above and insert the name of such nominee(s) in the line above.)


                                                                    MARK HERE FOR      |_|             MARK HERE        |_|
                                                                  COMMENTS/ADDRESS                   IF YOU PLAN TO
                                                                   CHANGE AND NOTE                       ATTEND
                                                                       AT LEFT                        THE MEETING


                                                                 Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:_____________________________  Date:_________________  Signature:_____________________________  Date:_________________